OFI Pictet Global Environmental Solutions Fund	Oppenheimer International Revenue ETF
Oppenheimer Capital Appreciation Fund	Oppenheimer International Small-Mid Company Fund
Oppenheimer Capital Appreciation Fund/VA	Oppenheimer International Ultra Dividend Revenue ETF
Oppenheimer Capital Income Fund	Oppenheimer Limited- Term Bond Fund
Oppenheimer Conservative Balanced Fund/VA	Oppenheimer Limited-Term Government Fund
Oppenheimer Developing Markets Fund	Oppenheimer Macquarie Global Infrastructure Fund
Oppenheimer Discovery Fund	Oppenheimer Main Street All Cap Fund®
Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer Main Street Fund®
Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Main Street Fund®/VA
Oppenheimer Dividend Opportunity Fund	Oppenheimer Main Street Small Cap Fund®\
Oppenheimer Emerging Markets Innovators Fund	Oppenheimer Main Street Small Cap Fund®/VA
Oppenheimer Emerging Markets Local Debt Fund	Oppenheimer Portfolio Series: Active Allocation Fund
Oppenheimer Emerging Markets Revenue ETF	Oppenheimer Portfolio Series: Conservative Investor Fund
Oppenheimer Emerging Markets Ultra Dividend Revenue ETF	Oppenheimer Portfolio Series: Growth Investor Fund
Oppenheimer ESG Revenue ETF	Oppenheimer Portfolio Series: Moderate Investor Fund
Oppenheimer Fundamental Alternatives Fund	Oppenheimer Preferred Securities and Income Fund
Oppenheimer Global Allocation Fund	Oppenheimer Real Estate Fund
Oppenheimer Global ESG Revenue ETF	Oppenheimer Rising Dividends Fund
Oppenheimer Global Fund	Oppenheimer Russell 1000® Dynamic Multifactor ETF
Oppenheimer Global Fund/VA	Oppenheimer Russell 1000® Low Volatility Factor ETF
Oppenheimer Global High Yield Fund	Oppenheimer Russell 1000® Momentum Factor ETF
Oppenheimer Global Multi-Asset Growth Fund	Oppenheimer Russell 1000® Quality Factor ETF
Oppenheimer Global Multi-Asset Income Fund	Oppenheimer Russell 1000® Size Factor ETF
Oppenheimer Global Revenue Fund ETF	Oppenheimer Russell 1000® Value Factor ETF
Oppenheimer Global Strategic Income Fund	Oppenheimer Russell 1000® Yield Factor ETF
Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Russell 2000® Dynamic Multifactor ETF
Oppenheimer Global Unconstrained Bond Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Government Money Fund/VA	Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Government Money Market Fund	Oppenheimer Small Cap Value Fund
Oppenheimer Institutional Government Money Market Fund	Oppenheimer SteelPath MLP & Energy Infrastructure Fund
Oppenheimer Intermediate Income Fund	Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer International Bond Fund	Oppenheimer SteelPath Panoramic Fund
Oppenheimer International Equity Fund	Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund	Oppenheimer Total Return Bond Fund/VA
Oppenheimer International Growth Fund/VA	Oppenheimer Ultra-Short Duration Fund
Oppenheimer Value Fund

Supplement dated April 25, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s).

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire OppenheimerFunds, Inc. (the “Transaction”). In connection with the Transaction, on January 11, 2019 the Board of Trustees of each trust (each, a “Trust”) governing the Trust’s respective Fund(s) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Fund as of the close of business on the closing date, and with respect to those Funds that are exchange-traded funds (an “ETF”), shares of the corresponding Acquired Fund (and cash with respect to any fractional shares) of equal value to the value of the respective Fund as of the close of business on the closing date.

Although each Acquiring Fund will be managed by either Invesco Advisers, Inc. (for those Acquiring Funds that are not ETFs) or Invesco Capital Management, LLC (for those Acquiring Funds that are ETFs), each Acquiring Fund will, as of the closing date, have the same investment objective (or in the case of the Acquiring Funds that are ETFs, a substantially similar investment objective) and substantially similar principal investment strategies and risks as the corresponding Fund. After each Reorganization, Invesco Advisers, Inc. will be the investment adviser to each Acquiring Fund that is a mutual fund, and Invesco Capital Management, LLC will be the investment adviser to each Acquiring Fund that is an ETF, and each Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

As of 5 p.m. Eastern Standard Time on April 12, 2019, each Reorganization has been approved by shareholders of record of each Fund as of January 14, 2019. Accordingly, if certain other closing conditions are satisfied or waived, each Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter. This is subject to change.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

April 25, 2019	PX0000.074.0419

OFI Pictet Global Environmental Solutions Fund	Oppenheimer Main Street Fund®/VA
Oppenheimer Capital Appreciation Fund	Oppenheimer Main Street Mid Cap Fund®
Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Small Cap Fund®
Oppenheimer Capital Income Fund	Oppenheimer Main Street Small Cap Fund®/VA
Oppenheimer Conservative Balanced Fund/VA	Oppenheimer Mid Cap Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Portfolio Series: Active Allocation Fund
Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer Portfolio Series: Conservative Investor Fund
Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Portfolio Series: Equity Investor Fund
Oppenheimer Dividend Opportunity Fund	Oppenheimer Portfolio Series: Moderate Investor Fund
Oppenheimer Emerging Markets Innovators Fund	Oppenheimer Preferred Securities and Income Fund
Oppenheimer Emerging Markets Local Debt Fund	Oppenheimer Real Estate Fund
Oppenheimer Emerging Markets Revenue ETF	Oppenheimer Rising Dividends Fund
Oppenheimer Emerging Markets Ultra Dividend Revenue ETF	Oppenheimer Rochester® AMT-Free Municipal Fund
Oppenheimer Equity Income Fund	Oppenheimer Rochester® AMT-Free New York Municipal Fund
Oppenheimer ESG Revenue ETF	Oppenheimer Rochester® California Municipal Fund
Oppenheimer Fundamental Alternatives Fund	Oppenheimer Rochester® Fund Municipals
Oppenheimer Global Allocation Fund	Oppenheimer Rochester® High Yield Municipal Fund
Oppenheimer Global ESG Revenue ETF	Oppenheimer Rochester® Limited Term California Municipal Fund
Oppenheimer Global Focus Fund	Oppenheimer Rochester® Limited Term New York Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester® New Jersey Municipal Fund
Oppenheimer Global Fund/VA	Oppenheimer Rochester® Pennsylvania Municipal Fund
Oppenheimer Global High Yield Fund	Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Russell 1000® Dynamic Multifactor ETF
Oppenheimer Global Multi-Asset Growth Fund	Oppenheimer Russell 1000® Low Volatility Factor ETF
Oppenheimer Global Multi-Asset Income Fund	Oppenheimer Russell 1000® Momentum Factor ETF
Oppenheimer Global Opportunities Fund	Oppenheimer Russell 1000® Quality Factor ETF
Oppenheimer Global Revenue ETF	Oppenheimer Russell 1000® Size Factor ETF
Oppenheimer Global Strategic Income Fund	Oppenheimer Russell 1000® Value Factor ETF
Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Russell 1000® Yield Factor ETF
Oppenheimer Global Unconstrained Bond Fund	Oppenheimer Russell 2000® Dynamic Multifactor ETF
Oppenheimer Gold & Special Minerals Fund	Oppenheimer S&P 500 Revenue ETF
Oppenheimer Government Cash Reserves	Oppenheimer S&P Financials Revenue ETF
Oppenheimer Government Money Fund/VA	Oppenheimer S&P MidCap 400 Revenue ETF
Oppenheimer Government Money Market Fund	Oppenheimer S&P SmallCap 600 Revenue ETF
Oppenheimer Institutional Government Money Market Fund	Oppenheimer S&P Ultra Dividend Revenue ETF
Oppenheimer Senior Floating Rate Fund
Oppenheimer Intermediate Income Fund Oppenheimer Intermediate Term Municipal Fund	Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer International Bond Fund	Oppenheimer Short Term Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Small Cap Value Fund
Oppenheimer International Equity Fund	Oppenheimer SteelPath MLP & Energy Infrastructure Fund
Oppenheimer International Growth Fund	Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer International Growth Fund/VA	Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer International Revenue ETF	Oppenheimer SteelPath MLP Income Fund
Oppenheimer International Small-Mid Company Fund	Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer International Ultra Dividend Revenue ETF	Oppenheimer SteelPath Panoramic Fund
Oppenheimer Limited-Term Bond Fund	Oppenheimer Total Return Bond Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Total Return Bond Fund/VA
Oppenheimer Macquarie Global Infrastructure Fund	Oppenheimer Ultra-Short Duration Fund
Oppenheimer Main Street All Cap Fund®	Oppenheimer Value Fund
Oppenheimer Main Street Fund®

Supplement dated January 18, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s) except as indicated immediately below.

This supplement supersedes the supplement dated January 14, 2019 (the “January 14th Supplement”) and is intended to delete entirely the last paragraph of the January 14th Supplement regarding the anticipation that the Funds will close to new investors as soon as practicable following shareholder approval.

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire OppenheimerFunds, Inc. (the “Transaction”). In connection with the Transaction, on January 11, 2019 the Board of Trustees of each trust (each, a “Trust”) governing the Trust’s respective Fund(s) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Fund as of the close of business on the closing date, and with respect to those Funds that are exchange-traded funds (an “ETF”), shares of the corresponding Acquired Fund (and cash with respect to any fractional shares) of equal value to the value of the respective Fund as of the close of business on the closing date.

Although each Acquiring Fund will be managed by either Invesco Advisers, Inc. (for those Acquiring Funds that are not ETFs) or Invesco Capital Management, LLC (for those Acquiring Funds that are ETFs), each Acquiring Fund will, as of the closing date, have the same investment objective (or in the case of the Acquiring Funds that are ETFs, a substantially similar investment objective) and substantially similar principal investment strategies and risks as the corresponding Fund. After each Reorganization, Invesco Advisers, Inc. will be the investment adviser to each Acquiring Fund that is a mutual fund, and Invesco Capital Management, LLC will be the investment adviser to each Acquiring Fund that is an ETF, and each Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Each Reorganization is subject to the approval of shareholders of each Fund. Shareholders of record of each Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Trusts’ Boards of Trustees considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, each Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

January 18, 2019	PS0000.201

Oppenheimer
Conservative Balanced Fund/VA
Share Classes:
Non-Service Shares
Service Shares
A series of Oppenheimer Variable Account Funds
Summary Prospectus        April 30, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/ConservativeBalancedFundVA. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2019, and through page 44 of its most recent Annual Report, dated December 31, 2018, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/ConservativeBalancedFundVA. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.
Shareholder Fees
(fees paid directly from your investment)
	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
...
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Non-Service Shares	Service Shares
Management Fees	0.75%	0.75%
...
Distribution and/or Service (12b-1) Fees	None	0.25%
...
Other Expenses	0.23%	0.23%
...
Total Annual Fund Operating Expenses	0.98%	1.23%
...
Fee Waiver and/or Expense Reimbursement*	(0.31)%	(0.31)%
...
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.67%	0.92%
*	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.67% for Non-Service Shares and 0.92% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example.The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Sales charges and fees for the variable life insurance policy, variable annuity or other investment product offered by participating insurance companies are not charged by the Fund and are not reflected in the Example. Expenses would be higher if those fees were included. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:
	1 Year	3 Years	5 Years	10 Years
Non-Service Shares	$69	$282	$514	$1,179
...
Service Shares	$94	$362	$650	$1,470
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies. The Fund invests in both equity and debt securities of domestic and foreign issuers in different capitalization ranges and in developed or developing countries. Under normal market conditions, the Fund invests at least 65% of its total assets in equity and debt securities that are expected to generate income. Additionally, under normal market conditions, the Fund invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The percentages of equity and debt securities the Fund holds may vary from time to time. There is no limit on the Fund’s investments in foreign securities.
Equity Securities. In selecting equity securities, the portfolio managers use fundamental research to select securities for the Fund’s portfolio. While the process may change over time or vary in particular cases, in general the selection process currently employs a fundamental approach in analyzing issuers on factors such as a company’s financial performance, competitive strength and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered. The portfolio managers aim to maintain a broad diversification across all major economic sectors. The Fund’s equity portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. Quantitative models are used as part of the idea generation process to rank equity securities within each sector to identify potential buy and sell candidates for further fundamental analysis.
Debt Securities. The portfolio managers look for high current yields and typically search for corporate and government debt securities that offer: attractive relative value, more income than U.S. treasury obligations, a balance of risk and return, high income potential and portfolio diversification.
The Fund can invest up to 25% of its total assets in below investment grade securities, also referred to as “junk bonds,” but cannot invest more than 10% of its assets in below investment grade non-convertible securities. These restrictions are applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s sub-adviser (the “Sub-Adviser”) has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Investment-grade securities are rated within one of the four highest rating categories of a nationally recognized statistical rating organization such as S&P Global Ratings (AAA, AA, A or BBB) (or in the case of unrated securities, determined by the Sub-Adviser to be comparable to securities rated investment-grade).
The Fund may also invest in unrated securities, in which case the Fund’s Sub-Adviser internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical ratings organization.
Derivative Securities. The Fund may also use derivative instruments to seek income or to try to manage investment risks, including: options, futures, swaps, “structured” notes, mortgage-related securities and equity-linked debt securities.
The Fund may sell securities that no longer meet the above criteria.
The Fund’s holdings may at times differ significantly from the weightings of the indices comprising its reference index (the “Reference Index”). The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Fund is not managed to be invested in the same percentages as those indices comprising the Reference Index.
Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may fall due to adverse changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.
Risks of Investing in Stocks. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.
Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and therefore, those debt securities may be worth less than the amount the Fund paid for them or valued them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause prepayments on a debt security to occur at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders (including requests from shareholders who may own a significant percentage of the Fund’s shares), which may be triggered by general market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable capital gain distributions to shareholders, if applicable. As of the date of this prospectus, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.
Because the Fund can invest up to 25% of its total assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 25% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.
Risks of Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-backed securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. The liquidity of mortgage-backed securities may change over time. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. In addition, a substantial portion of the Fund’s assets may be subject to “forward roll” transactions (also referred to as “mortgage dollar rolls”) at any given time, which subject the Fund to the risk that market value of the mortgage-related securities involved might decline, and that the counterparty might default in its obligations.
Asset-Backed Securities Risk. The Fund can buy asset-backed securities, which are fractional interests in pools of loans and are collateralized by the loans, other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the purchasers. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, and to interest rate and prepayment risks.
Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.
Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries’ currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.
Eurozone Investment Risks. Certain of the regions in which the Fund may invest, including the European Union (EU), currently experience significant financial difficulties. Following the global economic crisis that began in 2008, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets. Additionally, the United Kingdom’s intended withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. It remains unclear whether a negotiated withdrawal agreement can be reached. Brexit has already resulted in significant volatility in European and global financial markets and uncertainty about the integrity and functioning of the EU, both of which may persist for an extended period of time.
Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies’ securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.
Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted under financial reform legislation, certain over-the-counter derivatives are required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.
Risks of Quantitative Models. The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models, which can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, any technical issues with construction or implementation of the model, or a failure to perform as expected, may not identify securities that perform well in the future.
Who is the Fund Designed For? The Fund’s shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and other investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund that has substantial investments in equity and debt securities. Although the Fund seeks total return, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Non-Service Shares performance from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table, compare with those of broad measures of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund’s past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website at: https://www.oppenheimerfunds.com/fund/ConservativeBalancedFundVA
During the period shown, the highest return before taxes for a calendar quarter was 14.27% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -7.78% (3rd Qtr 11).

The following table shows the average annual total returns before taxes for each class of the Fund’s shares.
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Non-Service Shares (inception 2/9/1987)	(5.32)%	3.50%	7.67%
...
Service Shares (inception 5/1/2002)	(5.53)%	3.25%	7.40%
...
Russell 3000 Index	(5.24)%	7.91%	13.18%
(reflects no deductions for fees, expenses, or taxes)
...
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
(reflects no deductions for fees, expenses, or taxes)
...
Reference Index	(1.51)%	4.63%	7.19%
(reflects no deductions for fees, expenses, or taxes)
Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.
Portfolio Managers. Krishna Memani and Magnus Krantz are co-portfolio managers of the Fund. Mr. Memani has been a portfolio manager of the Fund since April 2009 and Vice President of the Fund since March 2009. Mr. Krantz has been a portfolio manager and Vice President of the Fund since April 2013.
Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.
Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, provided certain requirements are met, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.
Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Conservative Balanced Fund/VA
You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/ConservativeBalancedFundVA. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
...
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 6803 S. Tucson Way Centennial, CO 80112-3924
...
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR0670.001.0419